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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

The Board of Directors
Deltic Timber Corporation:


We consent to the use of our report dated January 24, 2001, relating to the financial statements of Del-Tin Fiber L.L.C. as of December 30, 2000 and January 1, 2000 and for each of the fiscal years in the three-year period ended December 30, 2000, included herein.


KPMG LLP
Shreveport, Louisiana
March 28, 2001

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